THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference EVENT DATE/TIME: OCTOBER 02, 2012 / 5:55PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Brian Logan Abercrombie & Fitch Co. - VP Finance and Controller Al Bellon Abercrombie & Fitch Co. - Senior Director of Finance C O N F E R E N C E C A L L P A R T I C I P A N T S Dana Telsey Telsey Advisory Group - Analyst P R E S E N T A T I O N Dana Telsey - Telsey Advisory Group - Analyst Good morning, we're going to get started with our next session. And our next session is Abercrombie & Fitch. Abercrombie & Fitch, certainly one of the most well recognized brand names with very attractive margin dynamics, that is in the midst of adding more discipline to their business model. With 32% of sales coming from overseas and a DTC business that continues to have superb growth, there are very attractive margin dynamics at Abercrombie. Focusing on inventory management, focusing on real estate, with plans to inject more newness into the product, the wheels are in motion to reinvigorate the US business and carefully manage the international business in order to drive sales and earnings growth. To tell us more about their game plan, we're very pleased to have with us today Brian Logan, VP of Finance, and Al Bellon, Senior Director of Finance. Today's session will be much more of a Q&A session with only around 5 to 10 minutes devoted to prepared remarks, and then we can all ask our questions. Thank you Brian and Al. Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Good morning everyone. And thank you Dana for hosting us at the Telsey Advisory Group Consumer Conference today. Before I begin, I'd like to remind you that any forward-looking statements made today are subject to the Safe Harbor statement found in our SEC filings. We're going to keep, as Dana said, keep our comments fairly brief today and primarily just recap on the key themes from our last earnings call. Also, in accordance with the usual practice, we will not be providing any guidance or update on trends since our last earnings call. I would like to start by reminding you of our overall corporate strategy, which is to leverage our iconic brands to build a highly profitable, sustainable global business and to create significant shareholder value by doing so. This objective has remained constant throughout these challenging global economic times. While we may make adjustments to our operations and plans from time to time in reaction to economic conditions, we continue to operate our business with a long-range perspective. In that context, I would like to make a few comments on four key components of achieving that objective -- our international operations, our direct to consumer business, the profitability of our domestic stores, and our capital allocation philosophy. Starting with our international business, as of the end of Q2 we had 119 international stores in 17 countries, including 93 stores in Europe. Our international business continues to grow year-over-year, and as of Q2 of this year accounted for more than 30% of our total sales, up from under 10% four years ago. This growth has been highly profitable, particularly in Europe. Starting with Hollister Europe, as we've discussed in the past, we believe that Hollister international store openings represent a low risk, high return use of capital. As of Q2 on a trailing 12-month basis, approximately 90% of our Hollister European stores exceeded a 30% four-wall margin on average. Excuse me -- and on average, the stores were exceeding their approved sales volume by approximately 20%. 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

We anticipate opening 30 Hollister international stores in total this year and for 2013 were planning for approximately 20 international store openings, focusing on under penetrated markets. Turning to A&F flagships, our results show that while these stores require a larger front-end investment than Hollister, the stores still provide high return on investment, assuming they perform in line with projected volumes. We define store-level ROI as four-wall EBITDA less estimated incremental non four-wall costs such as DC, regional management, and an allocation of Company-specific cost divided by a total investment, calculated as our original net CapEx plus other investments comprised primarily of preopening costs, lease deposits where applicable, and store working capital. As of Q2 our European flagships had a combined trailing 12-month store level ROI greater than 35%. And all but two flagships had four-wall operating margin of 25% or greater. We plan to open three more flagships in Europe by the end of this year in Munich, Dublin, and Amsterdam, and two in Asia during 2013 in Seoul and Shanghai. Beyond Shanghai, we are pausing new flagship commitments but will keep this under review as we go forward. Moving onto direct to consumer, this business continues to grow strongly year-over-year and remained a bright spot for us in the second quarter with a 10th consecutive quarter of year-over-year sales growth of 25% or better. DTC provides us with a high margin complementary sales channel to our store worldwide and we have seen rapid margin -- excuse me, have seen rapid DTC growth internationally particularly in Europe. We believe that this growth in DTC business has been driven by both higher traffic due to increase brand awareness, this is especially true with Hollister, and also higher conversion rates driven by various initiatives including fulfillment -- fulfilling orders out of Europe and accepting new payment options such as PayPal. As such, this growth further enhances the return on investment of store openings. We now have local websites in each country where we have operations and are fulfilling all European orders from our distribution center in the Netherlands. Currently our DTC operations ship to over 100 countries. Turning to the US store profitability, we listed a number of initiatives on our August earnings call. These included initiatives in merchandising, inventory optimization, insight and intelligence, and customer engagement. They also include our continuing store closure program as well as initiatives to see greater expense efficiency and optimize AUC. Finally, with regard to our capital allocation, we will continue to be disciplined in the use of our cash by following our capital allocation philosophy, which is to allocate available capital to the investments expected to generate the greatest risk-adjusted returns. Over the past six quarters through the end of Q2, this has meant -- using rounded numbers -- investing $360 million in new store openings; $358 million in share repurchases; $155 million in CapEx investments like our DTC systems, IT projects, maintenance projects, and DC investments; and $90 million in dividend payments. As far as future share repurchases, we had an open authorization to repurchase up to 22.9 million shares as of our last earnings call. And as we stated before, we will execute share buybacks when we think the stock is attractively priced on a long-term basis, and where we have the availability -- available liquidity. Including through the use of credit facilities, where appropriate, while protecting our $350 million cash cushion. That brings us to the end of our brief prepared remarks this morning. As we have stated, we are focused on our strategic objective of leveraging our iconic brand to build a highly profitable, sustainable global business. We believe that by focusing on four areas I just discussed, we will be able to achieve that goal. Thank you. Any questions? 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

Q U E S T I O N S A N D A N S W E R S Al Bellon - Abercrombie & Fitch Co. - Senior Director of Finance Dana? Dana Telsey - Telsey Advisory Group - Analyst Can you give us an update on how you're thinking about [defensive cost payments], pricing, how you see it going forward? Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure, in the back half of this year, we are expecting AURs in terms of pricing to be flat to slightly down in our US chain stores, and to be down in our international stores, primarily in our flagships. As you recall last year, we did raise our prices in our flagships primarily in response to the higher AUCs, thinking we might be able to pass some of that cost on. This year we're going to be lowering those prices back to where they were previously. What were some of the other -- Dana Telsey - Telsey Advisory Group - Analyst (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Yes, I mean obviously color has been one of the trends, and there has been a bottom trends that we've seen. So we've gotten more into the colors in the bottoms, I think you've seen in the back-to-school assortment. Beyond the back-to-school, I really can't speak to what we expect in the Christmas holiday season. But definitely color was a key trend for us in the back-to-school period. Yes? Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure. In the US we are probably going to be actually closing stores, primarily in A&F and Kids, but a couple Hollister stores. We expect to close about 180 stores between now and 2015. Internationally, as where most of our growth will be -- and that will be mostly in the form of Hollister stores. We have about 30 stores we expect to open in total this year; 20 next year. Those stores will be in under penetrated markets. We've talked about putting our first store in Australia next year, being in the Middle East next year. Obviously Asia is still attractive to us. And we still have some opportunities in Europe with Hollister. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

As far as flagships go, we're committed to the three European flagships next year in Munich, Amsterdam and Dublin. And then we're going to open two in Asia next year, in Seoul and Shanghai. Probably put a pause on the new flagship developments, just because of the high costs to enter, high upfront costs and they're a little bit riskier in terms of investment. Dana Telsey - Telsey Advisory Group - Analyst (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller In terms of product? Dana Telsey - Telsey Advisory Group - Analyst (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure. Well, the sell through in DTC has been very strong in all regions, but particularly in Europe as the brand has become more -- there has been broader brand awareness in Europe. I think what also helped our DTC business internationally is we've -- we have translated websites for the different countries that we're in, in Europe. We now fulfill our DTC orders out of our Netherlands DC, which previously they were shipped out of the US. There was extra costs, obviously, of shipping those orders out of the US. Those costs had been passed onto the consumer. Now are able to pass the savings on to the consumer. So it's a much more attractive channel for the European consumer to purchase. We've added a number of different pay options that are available to consumers, including PayPal and other initiatives. We added mobile shopping capabilities for our website as well. So we've done a lot of initiatives over the last couple of years that have really contributed to DTC. But I think it's also because of the brand awareness from the new stores that we're developing in both Europe and Asia. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure, to refresh everyone, our CapEx spend this year is estimated to be about $360 million. Next year we're expecting that to be about $200 million, primarily driven by fewer store openings planned for next year than this year. Probably slightly more than 50% of that $200 million would be towards the new store spend. Unidentified Audience Member (inaudible question - microphone inaccessible) 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure, we expect preopening this year to be about $50 million. Next year it would probably go down to around $30 million. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Well, last year, as cotton prices escalated significantly our AUC went up. Part of our strategy was to pass some of that on through some of our flagship-only product. We thought we'd be able to pass that on. In hindsight, I think that took us out -- we weren't as competitive with those items. So we thought it was more appropriate to bring the price back down to the level that they were previously. With AUCs coming down in particular, it shouldn't have absolutely effect on our margins. Dana Telsey - Telsey Advisory Group - Analyst (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure, I mean -- I think we expect the environment to still be competitive this holiday season. I think there's still a lot of uncertainty out there in terms of what the economy is like. We have said we expect our AURs to be flattish to down slightly for our US chain, so I think that speaks to the competitiveness because it was a very competitive environment last year as well. So we're not really expecting to see, at least this year, a significant improvement in the AUR. In terms of inventory, we ended the second quarter of little bit higher than what we would have liked with our spring inventory. We're working through clearing that. Our goal is to be flat on inventory by the end of the third quarter, and to be down at the end of the fourth quarter. Those are both on a year-over-year basis. Unidentified Audience Member (inaudible question - microphone inaccessible) Dana Telsey - Telsey Advisory Group - Analyst (inaudible question - microphone inaccessible) Al Bellon - Abercrombie & Fitch Co. - Senior Director of Finance Sure, we started to see some of the benefit in the second half of the second quarter. We'll see a more significant benefit in the third and fourth quarter of this year from the full effects of AUC hit. That will carry over, we expect, into the first quarter to some degree, and obviously to a lesser extent into the second quarter of next year. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure, I don't know if we can get into the specifics on that here today. But obviously it does. It can have an effect on some of the full price because you've got to clear through that inventory. Now what we generally find on some of that is the UPTs go up. So there is some -- it doesn't fully affect us. I mean, consumers will buy some of the old carryover inventory plus the new. But there can be some impact by having carryover on the impact of the full price selling. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller The tourist business has been very important to us, even here in the US. We have a handful of tourist stores in the US that have been affected by the global economic crisis in Europe as well. We certainly saw that starting in the third and fourth quarter, more pronounced in the fourth quarter of last year, that our flagships in the US and even some of the tourist stores in the US were impacted by that. So the tourist business can be very important to us, for those tourist stores in Florida, New York, California -- even obviously the one here in Las Vegas. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Right, we probably have seen a little bit more of the cannibalization impact in Europe, because as you mentioned, that's where we're the most penetrated is in the UK. But we are seeing a fairly consistent decline across all of Europe. And we feel that's primarily attributed to the economic crisis in Europe. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller I don't know if we've given guidance yet on that, on the -- what we expect cannibalization to be. Obviously we've seen some this year with the new stores. Once those stores are open, you know, the cannibalization will be built into those stores. We're opening up 20 stores next year. And most of those, the focus of those are going to be in under-penetrated markets. So I don't have any specific guidelines for you on that. 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

And obviously cannibalization is a difficult metric to measure. There's a lot of things that impact a store's sales. But there are a lot of different factors next year that could contribute it to being higher or lower. Unidentified Audience Member (inaudible question - microphone inaccessible) Al Bellon - Abercrombie & Fitch Co. - Senior Director of Finance Not to really speak of. I think Mike had said on our last earnings call that I think he feels he's very happy with the talent that he has on his team. And there haven't been any significant turnover or new additions to really report on that at this point. What? Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Well, like I said, it's difficult to measure. But there can be, because in a lot of cases you don't know where these consumers are coming from. You don't know if they're coming 50 miles away or 100 miles away to shop at the store. You know, when we opened up the London store, that was our first flagship in Europe. It was our first store in Europe. And the sales were phenomenal. Obviously as we started to add more stores in continental Europe, that has impacted the London business. Opening up the flagship in Paris had a huge impact on the business that we had in our London store. So, even though it may not seem like geographically that those stores are that close together, the consumers we're finding were traveling great distances initially to our stores because these were the first stores in Europe. Milan was the second store that we had in Europe. So as you begin to open up stores that are closer to where our consumers are located, they're going to go to those stores as opposed to making a trek to Milan or to London. But we've definitely seen the impact in London, just isn't from the impact of opening Hollister stores in and around London. The impact has been more from opening up, for example, the flagship in Paris had a greater impact than opening up the Hollister stores in and around London. Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller The comp base is flagships. I don't know. I'm not sure what percent they make up. I think the Milan is in the comp, London is in the comp. Yes, I'm not sure what percent. I can't give you -- I couldn't give you a figure that would be correct. 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference

Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Yes, I guess it would depend on what the rest of the business does. I mean mathematically it's possible, but yes, that is a factor. I mean they are significant volume stores. Unidentified Audience Member (inaudible question - microphone inaccessible) Al Bellon - Abercrombie & Fitch Co. - Senior Director of Finance In terms of total number of stores that we'll have? Unidentified Audience Member (inaudible question - microphone inaccessible) Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller Sure. Like I said, I think we're going to have about 30 Hollisters in total this year, and next year we're going to have 20 Hollister openings. We haven't given specifics on the closings, other than we expect about to close about 185 stores between now and 2015, so that would on average be about 30, 40 stores a year. Dana Telsey - Telsey Advisory Group - Analyst Thank you very much. Brian Logan - Abercrombie & Fitch Co. - VP Finance and Controller You're welcome. Thank you for having me. D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2012, Thomson Reuters. All Rights Reserved. 4865240-2012-10-04T15:50:03.103 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2012 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. OCTOBER 02, 2012 / 5:55PM, ANF - Abercrombie & Fitch Co. at Telsey Advisory Group's 3rd Annual Fall Consumer Conference